UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

March 22, 2004

Date of Report (date of earliest event reported)

PALMONE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-29597	94-3150688
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. McCarthy Blvd.

Milpitas, CA 95035

(Address of principal executive offices)

(408) 503-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release of palmOne, Inc. issued on March 22, 2004

ITEM 12. Results of Operations and Financial Condition

On March 22, 2004, palmOne, Inc. (“palmOne”) is issuing a press release and holding a conference call regarding its financial results for the third quarter of fiscal year 2004, ended February 27, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K. palmOne is making reference to non-GAAP financial information in both the press release and the conference call.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALMONE, INC.

By:	/S/ JUDY BRUNER
Judy Bruner
Senior Vice President and Chief Financial Officer

Date: March 22, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of palmOne, Inc., issued on March 22, 2004.